SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) April 27, 1999
                                                    -------------------
                      Commission File Number 1-5324
                                             ------


                           NORTHEAST UTILITIES
                          --------------------
         (Exact name of registrant as specified in its charter)


                MASSACHUSETTS                 04-2147929
                -------------                 ----------

     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


    174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
    ------------------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


                             (413) 785-5871
                             --------------
          (Registrant's telephone number, including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)

Item 3. Legal Proceedings

     	On March 11, 1999, Fish Unlimited, along with several other parties, brought a civil environmental lawsuit in Connecticut Superior Court against Northeast Nuclear Electric Company (NNECO) and Northeast Utilities Service Company, two service company subsidiaries of Northeast Utilities (NU), seeking temporary and permanent injunctions to prevent the restart of the Millstone 2 nuclear unit (Millstone 2) until a fish return system and cooling towers are installed. The plaintiffs claim that these facilities are needed to mitigate the effect of Millstone 2 on winter flounder and the environment in general.

     On April 20, 1999, the plaintiffs requested a temporary restraining order to prevent Millstone 2 from resuming operations until at least June 15, 1999 when the winter flounder larvae migration season is over. On April 27, 1999, the court granted the plaintiffs' request and issued a temporary restraining order, prohibiting the defendants from restarting the unit until further order of the court. The proceedings on the temporary injunction are ongoing.

     The Nuclear Regulatory Commission notified NNECO on April 29, 1999 that it could restart Millstone 2. Restart, however, cannot commence until the temporary restraining order is lifted and restart is not otherwise prohibited.

      Millstone 2 is owned 81-percent by The Connecticut Light and Power Company (CL&P) and 19-percent by Western Massachusetts Electric Company (WMECO), each of which are wholly owned subsidiaries of NU. The continuing outage of Millstone 2 is estimated to cost approximately $6.6 million a month in noncash revenues to CL&P as a result of the Connecticut Department of Public Utility Control's February 5, 1999 rate decision and $8 million a month for replacement power ($7 million for CL&P and $1 million for WMECO). The companies also could incur additional operation and maintenance expenses related to the delayed restart.

     For more information regarding this matter, see "Item 1. Business - Rates - Connecticut Retail Rates" and "- Nuclear Plant Performance and Regulatory Oversight" in NU's 1998 Annual Report on Form 10-K.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTHEAST UTILITIES
                                    -------------------
                                        Registrant




Date  April 29, 1999              By /s/John H. Forsgren
   --------------------          -----------------------------------
                                        John H. Forsgren
                                        Executive Vice President and
								Chief Financial Officer